[SUTHERLAND, ASBILL & BRENNAN LETTERHEAD]


                               September 26, 1995

The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, Virginia 23230

Ladies and Gentlemen:

   We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 33-76336) filed by Life of Virginia Separate Account 4 for certain variable annuity contracts. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               SUTHERLAND, ASBILL & BRENNAN


                               By: /s/ STEPHEN E. ROTH
                                   Stephen E. Roth